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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 30, 2003




                        Commission file number 001-16189
                                               ---------


                                  NISOURCE INC.
                                  -------------



             (Exact Name of Registrant as Specified in its Charter)




                        Delaware                              35-2108964
            -------------------------------                -----------------
             (State or other jurisdiction of               (I.R.S. Employer
             incorporation or organization)               Identification No.)

                  801 East 86th Avenue
                  Merrillville, Indiana                          46410
            -------------------------------                -----------------
        (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (877) 647-5990
                                                           --------------



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Exhibit
     Number                               Description
     -------                              -----------

       99.1     Press Release, dated October 30, 2003, issued by NiSource Inc.

       99.2     Consent of Deloitte & Touche LLP


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 30, 2003, NiSource Inc. (the "Company") reported its results for the fiscal quarter ended September 30, 2003. The Company's press release, dated October 30, 2003, is attached as Exhibit 99.1.







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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      NiSource Inc.
                                           -------------------------------------
                                                      (Registrant)



Date:  October 30, 2003               By:        /s/ Jeffrey W. Grossman
                                           -------------------------------------
                                                   Jeffrey W. Grossman
                                              Vice President and Controller



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EXHIBIT INDEX

     Exhibit
     Number                                Description
     ------      ---------------------------------------------------------------
       99.1      Press Release, dated October 30, 2003, issued by NiSource Inc.

       99.2      Consent of Deloitte & Touche LLP